UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reportable Event): July 17, 2009 (July 11, 2009)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

633 West Fifth Avenue, Suite 2600 Los Angeles, California, 90071
(Address of principal executive offices, Zip Code)

(213) 223-2142
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

INNOVATIVE CARD TECHNOLOGIES, INC.

July 17, 2009

Item 1.01.    Entry into a Material Definitive Agreement

On July 11, 2009, Innovative Card Technologies, Inc. (“Company”) entered into an Assignment of Debenture and Common Stock Warrant agreement (“Agreement”) with EMC Corporation and RSA Security Inc., its wholly owned subsidiary(collectively “EMC”).  Pursuant to the terms of the Agreement, EMC has agreed to assign and transfer to the Company approximately $7.1 million of the Company’s 8% Senior Secured Convertible Debentures (“Debentures”) and approximately 1.01 million common stock purchase warrants (“Warrants”)(collectively the Debentures and Warrants are referred to as “Securities”) upon the receipt of certain deliverables and the certification of the content of such deliverables.  The aforementioned deliverables are as follows: (i) pay EMC cash in the amount of $1.00; (ii) return to EMC all intellectual property belonging to EMC that is in the possession of the Company and SmartDisplayer Technology; (iii) return to EMC certain inventory containing EMC-related materials; (iv) grant to EMC certain audit and confirmation rights as further described in the Agreement; and (v) cancel a pre-existing supply agreement (“Supply Agreement”) between EMC and the Company.  Additionally, the Agreement provides for the mutual release of all claims, whether known or unknown, between the parties which relate to the Securities and the Supply Agreement.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibits 10.1 and which is incorporated herein in its entirety by reference.  There can be no assurance that all conditions contained in the Agreement will be met by the parties.

Item 7.01    Regulation FD Disclosure

In a conference call on July 16, 2009 with an investment advisor, the Company disclosed that with the cancelation and assignment of the Securities, one of the Company’s major hurdles to restructuring the remaining 8% Senior Secured Convertible Debentures was removed.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Form 8-K shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01    Financial Statements and Exhibits

Incorporated by Reference

Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
10.01	Assignment of Debenture and Common Stock Warrants Agreement	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVATIVE CARD TECHNOLOGIES, INC.

Date: July 17, 2009	By:	/s/ Richard Nathan
Chief Executive Officer

INDEX TO EXHIBITS

Incorporated by Reference

Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
10.01	Assignment of Debenture and Common Stock Warrants Agreement	*